LIBERTY NEWPORT
                            INTERNATIONAL EQUITY FUND


Supplement to Prospectus dated March 1, 2002

The section Managing the Fund; Portfolio Managers is revised in its entirety as follows:

Charles R. Roberts is a Managing Director of international equities of Newport and Newport Pacific Management, Inc. (Newport Pacific), Newport's immediate parent. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) since 1997. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International since 1994.

Deborah F. Snee is a Vice President of, and European analyst for Newport and Newport Pacific. Prior to joining Newport and Newport Pacific, Ms. Snee spent five years at Sit/Kim as an emerging markets analyst.


782-36/510J-0402                        April 15, 2002